UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2022

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, Global SPAC Partners Co., a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Global”), entered into a definitive Business Combination Agreement, dated as of December 21, 2021, as amended and restated on May 18, 2022 (the “Business Combination Agreement”), with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”), Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Gorilla (“Merger Sub”), Global SPAC Sponsors LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative (“Global Representative”) from and after the effective time of the Business Combination (the “Effective Time”) for Global shareholders as of immediately prior to the Effective Time and their successors and assignees, and Tomoyuki Nii, in the capacity as the representative from and after the Effective Time for the Gorilla shareholders as of immediately prior to the Effective Time. Pursuant to the Business Combination Agreement, the Merger Sub will merge with and into Global, with Global as the surviving entity (the “Merger”, and together with the other transactions contemplated by the Business Combination Agreement and certain ancillary documents, the “Business Combination”).

On July 13, 2022 (the “Closing Date”), as contemplated by the Business Combination Agreement, Merger Sub merged with and into Global, with Global surviving as a wholly-owned subsidiary of Gorilla.

Pursuant to the Business Combination Agreement, immediately prior to the Effective Time, Gorilla effected a recapitalization (the “Recapitalization”) pursuant to which (a) the preference shares of Gorilla were converted into ordinary shares of Gorilla (the “Gorilla Ordinary Shares”) in accordance with Gorilla’s organizational documents; (b) Gorilla effected a recapitalization of Gorilla Ordinary Shares so that the holders of Gorilla Ordinary Shares (and options to acquire Gorilla Ordinary Shares that are not converted to Gorilla Ordinary Shares in the Recapitalization) held shares (or the right to acquire shares, as applicable) valued at $10.00 per share having a total value of $650,000,000, on a fully diluted basis; and (c) with respect to outstanding options to purchase Gorilla Ordinary Shares, the number of Gorilla Ordinary Shares issuable upon exercise of such security, as a result of the Recapitalization, became converted into such number of Gorilla Ordinary Shares equal to the quotient obtained by dividing (A) $650,000,000, by (B) $10.00, and subsequently dividing such quotient by (C) the sum of (i) the number of Gorilla Ordinary Shares then outstanding and (ii) without duplication, the number of Gorilla Ordinary Shares issuable upon the exercise of all outstanding options to purchase Gorilla Ordinary Shares.

On the Closing Date, the following securities issuances were made by Gorilla to Global’s securityholders: (i) each outstanding ordinary share of Global (including Global Class A ordinary shares and Global Class B ordinary shares, the “Global Ordinary Shares” and including the Global Class A ordinary shares included as part of the PIPE Subunits (as defined below)) was exchanged for (A) one Gorilla Ordinary Share and (B) one Class A contingent value right of Gorilla (“Class A CVR”), and (ii) each outstanding warrant of Global was converted into a warrant to purchase the same number of Gorilla Ordinary Shares at the same exercise price and for the same exercise period (“Gorilla Warrant”).

Additionally, pursuant to amended subscription agreements (the “Amended Subscription Agreements”) entered into with certain investors (the “PIPE Investors”), the PIPE Investors received for each new subunit of Global (the “PIPE Subunits”) purchased thereunder, one-half (1/2) of one (1) Class B contingent value right (each whole Class B contingent right, a “Class B CVR”, and collectively with the Class A CVRs, “CVRs”)). A total of $41.9 million was provided by PIPE Investors, who, pursuant to the Amended Subscription Agreements of May 18, 2022, exercised their option to purchase $11.6 million of the PIPE Subunits subscribed for via purchases in the open market.

The foregoing descriptions of the Business Combination Agreement and the Amended Subscription Agreements contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by the texts of the Business Combination Agreement and the Form of Amended Subscription Agreement, which were filed as Exhibits 2.1 and 10.1, respectively, to Global’s Current Report on Form 8-K filed on May 18, 2022, and are incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Warrant Agreement Amendment

On the Closing Date, Global, Gorilla and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), entered into that certain Amendment to Warrant Agreement (the “Amended Warrant Agreement”). The Amended Warrant Agreement amends that certain Warrant Agreement, dated as of April 8, 2021, by and between Global and Continental (the “Existing Warrant Agreement”) to provide for the assignment by Global and the assumption by Gorilla of all the rights and obligations of Global under the Existing Warrant Agreement with respect to the Gorilla Warrants. Pursuant to the Amended Warrant Agreement, all Global warrants under the Existing Warrant Agreement will no longer be exercisable for Global Ordinary Shares, but instead will be exercisable for Gorilla Ordinary Shares.

The foregoing description of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Warrant Agreement, which was filed as Exhibit 10.11 to Amendment No. 6 to Gorilla’s Registration Statement on Form F-4 filed on June 27, 2022, and is incorporated by reference herein.

Insider Letter Amendment

Additionally, on the Closing Date, Global, the Sponsor and I-Bankers Securities, Inc. entered into that certain Amendment to Letter Agreement (the “Amended Insider Letter”). The Amended Insider Letter amends that certain Letter Agreement, dated as of April 8, 2021, by and between Global, the Sponsor and I-Bankers Securities, Inc. (the “Existing Letter Agreement”) to (i) add Gorilla as a party to the Existing Letter Agreement, (ii) have the Insiders (as defined in the Existing Letter Agreement) waive their rights under the Business Combination Agreement to receive any Class A CVRs with respect to the Global Ordinary Shares underlying their Placement Units (as defined in the Existing Letter Agreement), and (iii) to revise the terms of the Existing Letter Agreement in order to reflect the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Amended Insider Letter does not purport to be complete and is qualified in its entirety by reference to the text of the Form of Amended Insider Letter, which was filed as Exhibit 10.2 to Amendment No. 6 to Gorilla’s Registration Statement on Form F-4 filed on June 27, 2022, and is incorporated by reference herein.

CVR Agreement

Additionally, on the Closing Date, Global, Gorilla, Global Representative and Continental entered into that certain Contingent Value Rights Agreement (the “CVR Agreement”). The CVR Agreement provides for the terms of release of Gorilla Ordinary Shares upon satisfaction of certain events relating to the revenues and share price of Gorilla Ordinary Shares following the Closing Date, all in accordance with the terms of the Business Combination Agreement.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Form of CVR Agreement, which was filed as Exhibit 4.8 to Amendment No. 6 to Gorilla’s Registration Statement on Form F-4 filed on June 27, 2022, and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Global and Gorilla notified The Nasdaq Capital Market (“Nasdaq”) that the plan of merger relating to the Business Combination (the “Plan of Merger”) was properly filed with the Cayman Islands Registrar of Companies (the “Cayman Registrar”), in accordance with the relevant provisions of the Cayman Islands Companies Act (As Revised) and that Global’s outstanding securities had been exchanged for Gorilla Ordinary Shares, Gorilla Warrants and CVRs, as described in Item 1.01 above. Global requested that Nasdaq delist Global’s units, subunits, and warrants on July 13, 2022, and as a result, trading of Global’s units, subunits, and warrants on Nasdaq were suspended in advance of trading on July 14, 2022. On July 13, 2022, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Global’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 4.01 Change in Registrant’s Certified Accountant.

Following the Business Combination and Global becoming a wholly-owned subsidiary of Gorilla, on July 15, 2022, the board of directors of Global dismissed UHY LLP (“UHY”), the independent registered public accounting firm of Global prior to the Business Combination, as Global’s independent registered public accounting firm, effective as of July 15, 2022.

UHY’s report on Global’s financial statements as of December 31, 2021 and the related statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that UHY’s audit report for the year ended December 31, 2021 included a statement of substantial doubt about Global’s ability to continue as a going concern.

During the period from August 6, 2020 to December 31, 2020, and the subsequent period through July 15, 2022, there were no: (i) disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from UHY is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Global occurred, whereby Global became a wholly-owned subsidiary of Gorilla.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of Global’s officers and directors resigned as a member of Global’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Global and the officers and directors on any matter relating to Global’s operations, policies or practices. On the Closing Date, Mr. Jayesh Chandan was appointed as the sole director of Global.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

On July 13, 2022, Global filed the Plan of Merger with the Cayman Registrar to effect the Business Combination. In connection with the Plan of Merger, the amended and restated memorandum and articles of association of Global was amended and restated in its entirety, effective as of the Effective Time.

The foregoing description of Global’s amended and restated memorandum and articles of association (the “Global Articles”) does not purport to be complete and is qualified in its entirety by reference to the complete text of such certificate of incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 13, 2022, Global held an extraordinary general meeting of its shareholders (the “Special Meeting”), at which holders of 16,271,668 Global Ordinary Shares were present in person or by proxy, constituting a quorum for the transaction of business. Only shareholders of record as of the close of business on June 15, 2022, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 17,933,213 Global Ordinary Shares, including 13,645,713 Class A ordinary shares and 4,287,500 Class B ordinary shares, were outstanding and entitled to vote at the Special Meeting. The proposals listed below are described in more detail in Global’s definitive proxy statement/prospectus, filed with the Securities and Exchange Commission on July 7, 2022 (the “Proxy Statement/Prospectus”). A summary of the final voting results at the Special Meeting is set forth below:

Proposal 1 - The Business Combination Proposal

Global’s shareholders approved Proposal 1 - the approval and adoption by special resolution, of the Business Combination Agreement, and the transactions contemplated therein, including the Business Combination whereby Merger Sub will merge with and into Global, with Global surviving the merger as a wholly-owned subsidiary of Gorilla. The votes cast were as follows:

For	Against	Abstain
15,680,104	591,564	0

Proposal 2 - The Charter Proposals

Global’s shareholders approved Proposal 2 - the approval and adoption by ordinary resolution the following material differences between the Global Articles and Gorilla’s amended and restated memorandum and articles of association (the “Gorilla Articles”) to be effective upon the consummation of the Business Combination (i) the Gorilla Articles will provide for one class of ordinary shares as opposed to the two classes of ordinary shares provided for in the Global Articles; (ii) Gorilla’s corporate existence is perpetual as opposed to Global’s corporate existence terminating if a business combination is not consummated within a specified period of time; and (iii) the Gorilla Articles will not include the various provisions applicable only to special purpose acquisition corporations that the Global Articles contain. The votes cast were as follows:

For	Against	Abstain
15,680,104	591,564	0

Proposal 3 - The Nasdaq Proposals

Global’s shareholders approved Proposal 3 - the approval and adoption by ordinary resolution, for purposes of complying with the applicable provisions of Nasdaq Rules 5635(a), (b) and (d), the issuance of up to five million (5,000,000) PIPE Subunits, which was approximately 27.9% of the issued and outstanding Global Ordinary Shares, or at least three million (3,000,000) PIPE Subunits, which was approximately 16.7% of the issued and outstanding Global Ordinary Shares, in connection with the transactions contemplated by the Amended Subscription Agreements. The votes cast were as follows:

For	Against	Abstain
15,680,104	591,564	0

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to stockholders.

Shareholders holding an aggregate of 11,440,338 Global Class A ordinary shares exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from Global’s initial public offering, calculated as of one (1) business day prior to the date of the Special Meeting, which was $10.21 per share, or $116,816,571.70 in the aggregate that was redeemed. The remaining amount in the trust account was used to fund certain expenses incurred by Global and Gorilla in connection with the Business Combination, after payment of deferred underwriting commissions in connection with Global’s initial public offering, and will be used for general corporate purposes of Gorilla following the Business Combination.

Following the consummation of the Business Combination, the Gorilla Ordinary Shares and Gorilla Warrants began trading on the Nasdaq Capital Market under the symbols “GRRR” and “GRRRW”.

Item 8.01 Other Items.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Amended and Restated Memorandum and Articles of Association of Global.

16.1	Letter from UHY LLP as to the change in certifying accountant, dated as of July 18, 2022.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2022	GLOBAL SPAC PARTNERS CO.

	By:	/s/ Jayesh Chandan
		Name:	Jayesh Chandan
		Title:	Director